UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2013

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-53942
Commission File Number

7170 Glover Drive
Milner, British Columbia, Canada V0X 1T0
(Address of principal executive offices)

Registrant’s telephone number, including area code:
604.888.0420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 7 – REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

On January 17, 2013, the Board of Directors of Urban Barns Foods Inc., a Nevada corporation (the “Corporation”), announced that the Corporation had consummated two major orders and sales of its product with Fairmont Hotel Pacific Rim and the Terminal City Club, both located in Vancouver, British Columbia. Management of the Corporation believes that these first two orders will serve as an impetus towards supplying locally grown green leafy vegetables to a number of hospitality providers in an international hub city, such as Vancouver, British Columbia. The Corporation uses patent pending proprietary equipment to produce affordable vegetables in a secure and controlled indoor environment.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.
Not applicable.

(b) Pro forma Financial Information.
Not applicable.

(c) Shell Company Transaction.
Not applicable.

(d) Exhibits.
99.1  Press Release of Urban Barns Foods Inc. dated January 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Urban Barns Foods Inc.
(Registrant)

Date: January 22, 2013	By:	/s/ Jacob Benne
Jacob Benne
Chief Executive Officer and Director

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